Exhibit No. (24)


                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ John F. Bergstrom
                                    ---------------------

                                    John F. Bergstrom


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that John F. Bergstrom is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Pastora San Juan Cafferty
                                    -----------------------------

                                    Pastora San Juan Cafferty


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Pastora San Juan Cafferty is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Paul J. Collins
                                    -------------------
                                    Paul J. Collins


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Paul J. Collins is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Robert W. Decherd
                                    ---------------------

                                    Robert W. Decherd


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Robert W. Decherd is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ William O. Fifield
                                    ----------------------

                                    William O. Fifield


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that William O. Fifield is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997


                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Claudio X. Gonzalez
                                    -----------------------

                                    Claudio X. Gonzalez


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )
    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Claudio X. Gonzalez is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ James G. Grosklaus
                                    ----------------------

                                    James G. Grosklaus


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that James G. Grosklaus is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Louis E. Levy
                                    -----------------

                                    Louis E. Levy


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Louis E. Levy is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Frank A. McPherson
                                    ----------------------

                                    Frank A. McPherson


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Frank A. McPherson is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Linda Johnson Rice
                                    ----------------------

                                    Linda Johnson Rice


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Linda Johnson Rice is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Wolfgang R. Schmitt
                                    -----------------------

                                    Wolfgang R. Schmitt


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Wolfgang R. Schmitt is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997





                       POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February, 1996.


                                    /s/ Randall L. Tobias
                                    ---------------------

                                    Randall L. Tobias


STATE OF TEXAS      )
               )  ss
COUNTY OF DALLAS    )

    I, Clairene Jorella, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Randall L. Tobias is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

    GIVEN under my hand and notarial seal this 13th day of February, 1996.


                                    /s/ Clairene Jorella
                                    --------------------

                                    Clairene Jorella
                                    Notary Public


My commission expires:  July 30, 1997